UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
July 28, 2006

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01. OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-99.3: TEXTUAL REPRESENTATION OF CERTAIN PORTIONS OF WEBCAST CONFERENCE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On August 7, 2006, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter ended June 30, 2006. A copy of this release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.
ITEM 8.01. OTHER EVENTS
     On July 28, 2006, OSI announced that Roche, its international partner for Tarceva® (erlotinib), received a negative opinion from the European Committee for Medicinal Products for Human Use regarding approval of Tarceva in combination with gemcitabine chemotherapy as first-line, once-daily, oral therapy for locally advanced, inoperable or metastatic pancreatic cancer. A copy of this release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     On August 8, 2006, OSI held a webcast conference call regarding its financial results for the quarter ended June 30, 2006. A textual representation of certain portions of the conference call is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release, dated August 7, 2006.
99.2	Press release, dated July 28, 2006.
99.3	Textual representation of certain portions of the webcast conference call held on August 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 7, 2006.
99.2	Press release, dated July 28, 2006.
99.3	Textual representation of certain portions of the webcast conference call held on August 8, 2006.